SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND

                  Supplement to Prospectus
                   dated January 29, 1995

     Beginning on July 1, 1995, Smith Barney Massachusetts
Municipals Fund (the "Fund") began declaring dividends from its net investment income daily. Dividends will ordinarily be paid by the Fund on the last Friday of each month, to shareholders of record as of the preceding Tuesday.


Supplement dated January 12, 1995

FD01072 1/96